GOODWILL AND INTANGIBLE ASSETS, NET (Details 1) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
2023	$ 1,136
2024	1,107
2025	781
2026	781
2027	781
Thereafter	716
Total	$ 5,302	$ 6,438